EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Annual Report on Form 10-K of WW International, Inc. (the “Company”) for the fiscal year ended December 28, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2025	Signature:	/S/ TARA COMONTE
Tara Comonte President and Chief Executive Officer and Director (Principal Executive Officer)

	Signature:	/S/ FELICIA DELLAFORTUNA
Felicia DellaFortuna Chief Financial Officer (Principal Financial Officer)